Exhibit 22.1

SUBSIDIARY GUARANTORS AND ISSUERS OF GUARANTEED SECURITIES AND AFFILIATES WHOSE SECURITIES COLLATERALIZE SECURITIES OF DIEBOLD NIXDORF, INCORPORATED

The following subsidiaries of Diebold Nixdorf, Incorporated (the “Company”) are guarantors of the Company’s 8.5% senior notes due April 2024:

NAME OF SUBSIDIARY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Diebold Global Finance Corporation	Delaware
Diebold Holding Company, LLC	Delaware
Diebold Self-Service Systems	Delaware
Diebold SST Holding Company, LLC	Delaware
Griffin Technology Incorporated	New York
Diebold Nixdorf Dutch Holding B.V.	Netherlands

The following subsidiaries of the Company are guarantors of the Company’s 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 to be issued by the Company:

NAME OF SUBSIDIARY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Diebold Global Finance Corporation	Delaware
Diebold Holding Company, LLC	Delaware
Diebold SST Holding Company, LLC	Delaware
Griffin Technology Incorporated	New York
Diebold Self-Service Systems	New York
Diebold Nixdorf Technology Finance, LLC	Delaware
Diebold Nixdorf Canada, Limited	Canada
Diebold Canada Holding Company Inc.	Canada
Diebold Nixdorf BV	Belgium
Diebold Nixdorf Global Holding B.V.	Netherlands
Diebold Nixdorf B.V.	Netherlands
Diebold Nixdorf Dutch Holding B.V.	Netherlands
Diebold Nixdorf Software Partner B.V.	Netherlands
Diebold Nixdorf Software C.V.	Netherlands
Diebold Nixdorf Global Solutions B.V.	Netherlands
Diebold Nixdorf S.A.S.	France
Diebold Nixdorf Holding Germany GmbH	Germany
Wincor Nixdorf International GmbH	Germany
Diebold Nixdorf Systems GmbH	Germany
Diebold Nixdorf Deutschland GmbH	Germany
Diebold Nixdorf Logistics GmbH	Germany
Diebold Nixdorf Global Logistics GmbH	Germany
Wincor Nixdorf Facility GmbH	Germany
Diebold Nixdorf Real Estate GmbH & Co. KG	Germany
Diebold Nixdorf Business Administration Center GmbH	Germany
IP Management GmbH	Germany
Diebold Nixdorf Vermögensverwaltungs GmbH	Germany
Diebold Nixdorf Security GmbH	Germany
Diebold Nixdorf Operations GmbH	Germany
Diebold Nixdorf Finance Germany GmbH	Germany
Diebold Nixdorf S.r.l.	Italy

NAME OF SUBSIDIARY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Diebold Nixdorf Sp. z o.o.	Poland
Diebold Nixdorf BPO Sp. z o.o.	Poland
Diebold Nixdorf S.L.	Spain
Diebold Nixdorf AB	Sweden
Diebold Nixdorf (UK) Limited	England & Wales

All issued and outstanding equity securities of the following subsidiaries of the Company, subject to the equity ownership by the Company or its affiliates as set forth below, collateralize the Company’s 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 to be issued by the Company:

NAME (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	OWNER	EQUITY OWNERSHIP
Diebold Brasil Servicos de Tecnologia e Participacoes Ltda (Brazil)	Diebold Canada Holding Company Inc.	99.99%
Diebold Self-Service Systems (New York)	Diebold Holding Company, LLC	70%
Diebold Nixdorf Belgium BV Branch Office (Luxembourg)	Diebold Nixdorf BV (Belgium)	90%
Phoenix Interactive USA Inc. (Delaware)[1]	Diebold Nixdorf Canada, Limited	100%
Diebold Mexico Holding Company, LLC (Delaware)	Diebold Nixdorf Global Holding B.V.	100%
Diebold Nixdorf Canada, Limited (Canada)	Diebold Nixdorf Global Holding B.V.	100%
Diebold Nixdorf GmbH (Austria)	Diebold Nixdorf Global Holding B.V.	100%
Diebold Nixdorf Portugal Unipessoal, Lda. (Portugal)	Diebold Nixdorf Global Holding B.V.	100%
Diebold Switzerland Holding Company Sàrl (Switzerland)	Diebold Nixdorf Global Holding B.V.	100%
PT. Diebold Nixdorf Indonesia (Indonesia)	Diebold Nixdorf Global Holding B.V. Wincor Nixdorf International GMBH	12.52 87.33	% %
Diebold Nixdorf LLC (Russia)[2]	Diebold Nixdorf Holding Germany GmbH	100%
Wincor Nixdorf International GmbH (Germany)	Diebold Nixdorf Holding Germany GmbH	100%
Diebold Nixdorf Global Logistics GmbH (Germany)	Diebold Nixdorf Logistics GmbH	100%
Diebold Nixdorf Global Solutions B.V. (Netherlands)	Diebold Nixdorf Software C.V.	100%
Diebold Nixdorf Software C.V. (Netherlands)	IP Management GmbH Diebold Nixdorf Global Holding B.V. Diebold Nixdorf Software Partner C.V.	39.96 60 0.04	% % %
Bitelco Diebold Chile Limitada (Chile)	Diebold Nixdorf, Incorporated	99.88%
Diebold – Corp Systems Sdn. Bhd. (Malaysia)	Diebold Nixdorf, Incorporated	100%
Diebold Canada Holding Company Inc. (Canada)	Diebold Nixdorf, Incorporated	100%
Diebold Global Finance Corporation (Delaware)	Diebold Nixdorf, Incorporated	100%

[1]	In the process of being dissolved.
[2]	In the process of being dissolved.

Diebold Latin America Holding Company, LLC (Delaware)	Diebold Nixdorf, Incorporated	100%
Diebold Nixdorf (Thailand) Company Limited (Thailand)	Diebold Nixdorf, Incorporated	99.99%
Diebold Nixdorf Dutch Holding B.V. (Netherlands)	Diebold Nixdorf, Incorporated	100%
Diebold Nixdorf Global Holding B.V. (Netherlands)	Diebold Nixdorf, Incorporated	100%
Diebold Nixdorf Holding Germany GmbH (Germany)	Diebold Nixdorf, Incorporated	100%
Diebold Nixdorf Philippine, Inc (Philippines)[3]	Diebold Nixdorf, Incorporated	100%
Diebold Nixdorf Technology Finance, LLC (Delaware)	Diebold Nixdorf, Incorporated	100%
Diebold Nixdorf Vietnam Company Limited (Vietnam)	Diebold Nixdorf, Incorporated	100%
Diebold OLTP Systems A.V.V. (Aruba, D W I) [4]	Diebold Nixdorf, Incorporated	50%
Diebold Pacific Limited (Hong Kong)	Diebold Nixdorf, Incorporated	100%
Diebold Peru S.r.l. (Peru)	Diebold Nixdorf, Incorporated	99.86%
Diebold Software Solutions, Inc. (Delaware)	Diebold Nixdorf, Incorporated	100%
Diebold SST Holding Company, LLC (Delaware)	Diebold Nixdorf, Incorporated	100%
Griffin Technology Incorporated (New York)	Diebold Nixdorf, Incorporated	100%
Starbuck Computer Empire A.V.V. (Aruba, D W I) [5]	Diebold Nixdorf, Incorporated	50%
Diebold Nixdorf India Private Limited (India)	Diebold Nixdorf, Incorporated	62.43%
	Diebold Holding Company, LLC	0.01%
	Wincor Nixdorf International GMBH	11.71%
Diebold Self-Service Systems (New York)	Diebold SST Holding Company, LLC	30%
Diebold Nixdorf Retail Solutions s.r.o. (Czech Republic)	IP Management GmbH	100%
Diebold Nixdorf Real Estate GmbH & Co. KG (Germany)	Wincor Nixdorf Facility GmbH / Diebold Nixdorf Security GmbH	100%
Aevi International GmbH (Germany)	Wincor Nixdorf International GmbH	71.90%
CI Tech Sensors AG (Switzerland)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Finance Germany GmbH (Germany)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf (Hong Kong) Ltd. (Hong Kong)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf (Ireland) Ltd. (Ireland)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf (UK) Limited (United Kingdom)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf A/S (Denmark)	Wincor Nixdorf International GmbH	100%

[3]

Ownership in this entity has been transferred from Diebold Nixdorf, Incorporated to Diebold Nixdorf Global Holdings, B.V. However, due to a court ruling in the Philippines, ownership of the shares is held in a trust. Before the court ruling is finalized, shares in this entity cannot be pledged.

[4]	In the process of being dissolved.
[5]	Dormant; in the process of being dissolved.

Diebold Nixdorf A/S (Norway)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf AB (Sweden)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf B.V. (Netherlands)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf BPO Sp. z o.o. (Poland)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Business Administration Center GmbH (Germany)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf C.A. (Venezuela) [6]	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Deutschland GmbH (Germany)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf EURL (Algeria)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Information Systems (Shanghai) Co. Ltd. (China)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Information Systems S.A. (Greece)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Kft. (Hungary)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Limited (Nigeria)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Logistics GmbH (Germany)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Middle East FZ-LLC (United Arab Emirates)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Operations GmbH (Germany)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Oy (Finland)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf S.A. (Morocco)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf S.A.S. (France)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf, S.L. (Spain)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Sp. z o.o. (Poland)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf s.r.a. (Slovakia)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf S.r.l. (Italy)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf s.r.o. (Czech Republic)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Sdn. Bhd. (Malaysia)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Security GmbH (Germany)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Singapore Pte Ltd. (Singapore)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Software Partner B.V. (Netherlands)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Systems GmbH (Germany)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Taiwan Ltd. (Taiwan)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Teknoloji A.S. (Turkey)	Wincor Nixdorf International GmbH	100%
Diebold Nixdorf Vermögensverwaltungs GmbH (Germany)	Wincor Nixdorf International GmbH	100%
IP Management GmbH (Germany)	Wincor Nixdorf International GmbH	100%
LLC Diebold Nixdorf (Ukraine)	Wincor Nixdorf International GmbH	100%
Wincor Nixdorf (Philippines) Inc. (Philippines)	Wincor Nixdorf International GmbH	100%
Wincor Nixdorf (Thailand) Co. Ltd. (Thailand)	Wincor Nixdorf International GmbH	100%
Wincor Nixdorf Facility GmbH (Germany)	Wincor Nixdorf International GmbH	100%

[6]	In the process of being dissolved.

Wincor Nixdorf Inc. (Delaware)	Wincor Nixdorf International GmbH	100%
Diebold Holding Company, LLC (Delaware)	Diebold Nixdorf, Incorporated	100%
Diebold Nixdorf de Mexico, S.A. de C.V. (Mexico)	Diebold Nixdorf, Incorporated Wincor Nixdorf International GmbH	<0.001 6.56	% %
VDM Holding Company, Inc. (Delaware)	Diebold Nixdorf, Incorporated	100%
Diebold Mexico Holding Company, LLC (Delaware)	Diebold Nixdorf, Incorporated	100%
PT. Diebold Nixdorf Indonesia (Indonesia)	Wincor Nixdorf International GmbH Diebold Nixdorf Global Holdings, B.V.	87.33 12.52	% %